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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 29, 1996 included in Mississippi Chemical Corporation's Form 10-K for the year ended June 30, 1996, and to all references to our firm included elsewhere in this Registration Statement.


                                      ARTHUR ANDERSEN LLP

Memphis, Tennessee
November 15, 1996